UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Limited-Term Diversified Income Fund

March 31, 2012

		Principal	Value
		Amount[o]	(U.S. $)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	213,201	$225,052
Fannie Mae Whole Loan Series 2001-W2 AS5 6.473% 10/25/31		7,070	7,399
wFreddie Mac Structured Pass Through Securities
Series T-30 A5 8.61% 12/25/30		5,652	6,077
•Series T-50 A6 3.614% 9/27/12		5,836	5,835
•SLM Student Loan Trust Series 2004-4 A4 0.69% 1/25/19		9,940	9,900
Total Agency Asset-Backed Securities (cost $240,330)			254,263

Agency Collateralized Mortgage Obligations – 2.49%
•E.F. Hutton Trust III Series 1 A 1.22% 10/25/17		20,149	20,222
Fannie Mae Grantor Trust
•Series 2001-T5 A2 6.991% 2/19/30		46,061	53,766
Series 2002-T1 A2 7.00% 11/25/31		127,050	149,785
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42		1,411	1,633
Series 2003-32 PH 5.50% 3/25/32		36,923	38,488
Series 2003-52 NA 4.00% 6/25/23		419,730	446,199
Series 2003-81 GE 4.50% 4/25/18		620,676	638,494
Series 2003-120 BL 3.50% 12/25/18		1,335,000	1,406,263
•Series 2004-36 FA 0.642% 5/25/34		737,098	737,358
Series 2004-49 EB 5.00% 7/25/24		129,052	141,972
•Series 2005-66 FD 0.542% 7/25/35		3,184,869	3,170,371
Series 2005-110 MB 5.50% 9/25/35		47,957	52,767
Series 2006-69 PB 6.00% 10/25/32		1,140,577	1,152,015
•Series 2006-105 FB 0.662% 11/25/36		444,411	443,684
Series 2010-29 PA 4.50% 10/25/38		869,286	916,917
Series 2011-88 AB 2.50% 9/25/26		799,799	826,225
•Series 2011-105 FP 0.642% 6/25/41		5,481,966	5,463,693
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.087% 2/25/42		149,229	173,256
Series 2004-W9 2A1 6.50% 2/25/44		158,236	179,565
Freddie Mac REMICs
Series 2694 QG 4.50% 1/15/29		42,430	42,579
Series 2802 NM 4.50% 9/15/29		1,358,408	1,373,698
Series 2890 PC 5.00% 7/15/30		169,129	170,915
Series 2901 CA 4.50% 11/15/19		653,452	692,704
•Series 3016 FL 0.63% 8/15/35		938,682	937,907
Series 3027 DE 5.00% 9/15/25		140,000	153,333
•Series 3067 FA 0.59% 11/15/35		8,118,574	8,089,818
Series 3173 PE 6.00% 4/15/35		70,000	76,547
•Series 3241 FM 0.62% 11/15/36		178,153	177,689
•Series 3297 BF 0.48% 4/15/37		2,507,813	2,489,368
•Series 3316 FB 0.54% 8/15/35		710,113	707,578
Series 3337 PB 5.50% 7/15/30		5,488	5,487
Series 3416 GK 4.00% 7/15/22		4,717	4,900
Series 3581 PE 4.50% 1/15/39		13,057,531	13,996,495
Series 3737 NA 3.50% 6/15/25		633,148	663,100
•Series 3780 LF 0.64% 3/15/29		2,210,306	2,206,004
•Series 3800 AF 0.74% 2/15/41		7,314,553	7,314,554
•Series 3803 TF 0.64% 11/15/28		2,054,538	2,058,671
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		59,520	71,185
Series T-54 2A 6.50% 2/25/43		1,373	1,538
Series T-58 2A 6.50% 9/25/43		1,007,282	1,158,570
•Series T-60 1A4C 5.173% 3/25/44		931,775	951,501
GNMA Series 2003-72 C 4.86% 2/16/30		764,260	779,990
Total Agency Collateralized Mortgage Obligations (cost $59,809,430)			60,136,804

Agency Mortgage-Backed Securities – 19.67%
Fannie Mae
4.00% 9/1/20	12,828,928	13,609,245
4.50% 3/1/14	219,332	234,136
6.00% 9/1/12	29,468	29,732
6.50% 8/1/17	92,780	102,252
9.00% 11/1/15	71,089	75,056
10.00% 10/1/30	104,068	118,138
10.50% 6/1/30	27,309	28,104
•Fannie Mae ARM
2.315% 12/1/33	247,641	261,029
2.325% 8/1/34	255,903	271,373
2.50% 11/1/35	905,507	966,206
2.527% 6/1/34	190,229	201,570
2.675% 4/1/36	11,419	12,190
2.767% 4/1/36	1,084,300	1,152,533
3.448% 1/1/41	455,437	476,715
3.668% 11/1/39	1,308,788	1,377,887
4.307% 9/1/39	1,859,559	1,975,362
4.419% 10/1/39	2,757,184	2,929,000
4.534% 11/1/39	5,605,120	5,972,327
4.677% 3/1/38	19,692	20,947
4.973% 11/1/33	5,183,923	5,554,293
4.985% 9/1/38	3,424,252	3,678,294
5.067% 8/1/35	95,873	102,571
5.122% 11/1/35	156,571	166,746
5.533% 4/1/37	2,698,478	2,910,351
6.004% 6/1/36	415,969	446,914
6.047% 7/1/36	314,106	337,634
6.276% 7/1/36	325,021	350,905
6.29% 4/1/36	105,518	113,789
6.34% 8/1/36	185,293	199,682
Fannie Mae FHAVA 30 yr
7.50% 3/1/25	5,375	5,388
10.00% 1/1/19	46,706	48,237
11.00% 6/1/15	242	242
Fannie Mae S.F. 15 yr
3.50% 8/1/26	1,920,602	2,016,287
4.00% 11/1/25 to 1/1/26	22,844,915	24,470,745
4.50% 9/1/20	3,776,887	4,061,263
5.00% 9/1/18 to 9/1/25	39,288,374	42,499,975
5.50% 1/1/23 to 4/1/23	130,654	142,403
6.00% 3/1/18 to 8/1/22	2,468,815	2,670,731
7.00% 11/1/14	312	329
8.00% 10/1/14 to 10/1/16	125,147	134,993
Fannie Mae S.F. 15 yr TBA
3.00% 4/1/27	6,540,000	6,769,922
3.50% 4/1/27	66,696,000	69,947,429
Fannie Mae S.F. 20 yr 6.50% 2/1/22	158,108	177,116
Fannie Mae S.F. 30 yr
3.50% 4/1/42	24,700,000	25,391,201
5.00% 3/1/34	14,102	15,269
5.50% 4/1/34	16,531,432	18,149,134
6.00% 9/1/34 to 2/1/41	66,982,119	74,000,614
6.50% 6/1/29 to 12/1/37	83,891	94,920
7.00% 12/1/34 to 12/1/37	2,200,488	2,553,459
7.50% 6/1/31 to 6/1/34	20,280	23,807
8.00% 11/1/21 to 5/1/24	88,851	100,892
8.50% 8/1/17	21,869	21,938
9.00% 8/1/22	102,966	117,465
9.25% 6/1/16 to 8/1/16	28,031	28,133
10.00% 2/1/25	217,475	254,083
11.00% 9/1/15 to 8/1/20	52,543	54,999
Fannie Mae S.F. 30 yr TBA
5.50% 5/1/42	2,440,000	2,654,263
6.00% 4/1/42 to 5/1/42	76,714,000	84,390,602
Freddie Mac
6.00% 1/1/17	49,696	51,424
6.50% 6/17/14 to 3/1/16	459,197	489,846

•Freddie Mac ARM
2.35% 4/1/33	134,105	135,149
2.375% 2/1/35	201,199	211,176
2.50% 2/1/37	11,213	12,027
2.511% 7/1/36	126,990	135,605
2.56% 4/1/34	44,275	47,227
5.041% 8/1/38	95,486	102,752
5.068% 7/1/38	4,584,898	4,925,529
5.664% 6/1/37	1,678,542	1,807,216
5.814% 10/1/36	25,275	26,945
6.155% 10/1/37	2,159,240	2,341,607
Freddie Mac S.F. 15 yr
5.00% 6/1/18 to 12/1/22	441,167	476,458
5.50% 7/1/24	6,661,007	7,232,334
8.00% 7/1/16	38,705	41,637
Freddie Mac S.F. 30 yr
5.50% 7/1/40	5,730,000	6,243,909
6.00% 2/1/36 to 10/1/38	36,636,897	40,646,359
7.00% 11/1/33	1,136	1,321
8.00% 5/1/31	161,046	193,455
9.00% 9/1/30	99,284	109,972
11.00% 11/1/19 to 5/1/20	27,393	28,072
11.50% 6/1/15 to 3/1/16	57,766	63,723
GNMA I GPM 12.25% 1/15/14	2,879	2,897
GNMA I S.F. 15 yr 6.00% 1/15/22	4,182,451	4,567,158
GNMA I S.F. 30 yr
7.50% 12/15/23 to 1/15/32	199,294	235,017
8.00% 6/15/30	8,081	8,465
9.00% 5/15/16 to 2/15/17	19,292	20,075
9.50% 12/15/16 to 8/15/17	4,592	5,046
11.00% 7/15/13 to 8/15/19	67,081	69,728
GNMA II GPM 9.75% 12/20/16 to 9/20/17	12,520	12,677
GNMA II S.F. 30 yr
9.50% 11/20/20 to 11/20/21	83,592	100,683
10.50% 6/20/20	1,867	1,876
11.00% 9/20/15 to 10/20/15	21,606	24,200
11.50% 12/20/17 to 10/20/18	34,526	36,548
12.00% 4/20/14 to 10/20/15	56,104	58,572
12.50% 10/20/13 to 1/20/14	10,227	10,462
Total Agency Mortgage-Backed Securities (cost $470,292,668)		474,947,967

Collateralized Debt Obligations – 0.53%
@•#ARES CLO Series 2004-8A A2 144A 0.901% 2/26/16	128,898	127,411
@•#Armstrong Loan Funding Series 2008-1A B 144A 1.547% 8/1/16	4,853,873	4,772,522
@•#Balboa CDO I Series 2001-1A A 144A 1.204% 7/15/14	583,743	580,906
@•#Guggenheim 1888 Fund Series 2002-1A A1 144A 1.017% 1/15/15	1,842,174	1,822,094
@•#Gulf Stream Compass CLO Series 2004-1A A 144A 0.827% 7/15/16	1,682,718	1,664,747
•#Newton CDO 144A 1.12% 3/27/14	1,928,999	1,913,972
@•#Stony Hill CDO III 144A
Series 1AW A 0.89% 10/15/13	1,213,865	1,171,379
Series 1AW1 A 0.89% 10/15/13	809,243	780,920
Total Collateralized Debt Obligations (cost $12,869,463)		12,833,951

Commercial Mortgage-Backed Securities – 1.53%
•#American Tower Trust Series 2007-1A AFL 144A 0.43% 4/15/37	250,000	242,593
BAML Commercial Mortgage
Series 2004-2 A3 4.05% 11/10/38	245,610	248,841
•Series 2005-1 A5 5.337% 11/10/42	805,000	885,324
•Bear Stearns Commercial Mortgage Securities Series 2005-T20 A4A 5.299% 10/12/42	1,005,000	1,118,260
wCommercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44	4,105,000	4,523,673
#Series 2010-C1 A1 144A 3.156% 7/10/46	485,652	505,517
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.596% 2/15/39	137,326	145,008
#DBUBS Mortgage Trust Series 2011-LC1A A3 144A 5.002% 11/10/46	1,360,000	1,530,379
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	4,483,000	4,836,641
Series 2005-GG4 A4 4.761% 7/10/39	3,310,000	3,529,294
Series 2005-GG4 A4A 4.751% 7/10/39	3,935,000	4,267,350
•Series 2006-GG6 A4 5.553% 4/10/38	1,160,000	1,285,393
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5 A4 5.372% 12/15/44	1,625,000	1,812,538
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	254,650	258,401
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	5,555,000	6,099,524
•Series 2007-T27 A4 5.817% 6/11/42	3,440,000	3,954,676

Morgan Stanley Dean Witter Capital I Series 2003-TOP9 A2 4.74% 11/13/36		1,580,171	1,607,557
Total Commercial Mortgage-Backed Securities (cost $32,897,164)			36,850,969

Convertible Bonds – 1.61%
Advanced Micro Devices 5.75% exercise price $20.13, expiration date 8/15/12		10,000,000	10,187,499
L-3 Communications Holdings 3.00% exercise price $96.48, expiration date 8/1/35		5,520,000	5,402,700
Medtronic 1.625% exercise price $53.13, expiration date 4/15/13		2,500,000	2,537,500
NuVasive 2.25% exercise price $44.74, expiration date 3/15/13		5,893,000	5,848,803
PHH 4.00% exercise price $20.50, expiration date 4/15/12		6,500,000	6,532,500
Transocean 1.50% exercise price $158.97, expiration date 12/15/37		8,500,000	8,457,500
Total Convertible Bonds (cost $38,112,590)			38,966,502

Corporate Bonds – 30.37%
Banking – 8.06%
Abbey National Treasury Services 4.00% 4/27/16		5,820,000	5,779,580
#Bank Nederlandse Gemeenten 144A 1.75% 10/6/15		1,000	1,007
Bank of America 3.75% 7/12/16		5,915,000	5,950,301
Bank of New York Mellon 2.40% 1/17/17		4,905,000	5,026,678
BB&T 5.20% 12/23/15		6,410,000	7,116,940
•Branch Banking & Trust 0.794% 9/13/16		9,975,000	9,400,769
Comerica 3.00% 9/16/15		6,325,000	6,566,767
•#Commonwealth Bank of Australia 144A 0.754% 9/17/14		32,225,000	32,418,188
Fifth Third Bancorp 3.625% 1/25/16		5,425,000	5,718,617
#HSBC Bank 144A 3.10% 5/24/16		8,485,000	8,651,289
JPMorgan Chase
•0.804% 6/13/16		1,750,000	1,627,631
3.45% 3/1/16		18,539,000	19,347,523
KeyBank 5.45% 3/3/16		5,500,000	6,048,075
Korea Development Bank 8.00% 1/23/14		5,180,000	5,722,905
Lloyds TSB Bank 4.20% 3/28/17		4,290,000	4,327,040
•#National Australia Bank 144A 1.083% 7/8/14		31,645,000	31,771,896
PNC Funding 3.30% 3/8/22		1,620,000	1,606,015
Santander Holdings USA 4.625% 4/19/16		2,090,000	2,119,795
SunTrust Banks
•0.782% 8/24/15		1,310,000	1,196,617
3.60% 4/15/16		4,465,000	4,617,980
•UBS 1.553% 1/28/14		5,660,000	5,641,062
US Bancorp 3.15% 3/4/15		2,135,000	2,257,054
US Bank 6.30% 2/4/14		2,390,000	2,617,984
•USB Capital IX 3.50% 10/29/49		11,425,000	8,821,585
Wachovia Bank 5.60% 3/15/16		4,805,000	5,352,501
Wells Fargo 2.625% 12/15/16		1,800,000	1,842,444
Wells Fargo Bank
•0.708% 5/16/16		1,825,000	1,740,459
4.75% 2/9/15		590,000	633,300
Zions Bancorporation 7.75% 9/23/14		685,000	750,500
			194,672,502
Basic Industry – 1.88%
ArcelorMittal 4.50% 2/25/17		11,525,000	11,571,296
Barrick Gold 2.90% 5/30/16		11,970,000	12,501,121
Dow Chemical 5.90% 2/15/15		8,540,000	9,619,849
#Georgia-Pacific 144A
5.40% 11/1/20		5,750,000	6,429,771
8.25% 5/1/16		530,000	584,715
Lubrizol 5.50% 10/1/14		1,380,000	1,529,880
Teck Resources 3.15% 1/15/17		3,070,000	3,159,736
			45,396,368
Brokerage – 0.49%
Jefferies Group 5.875% 6/8/14		2,805,000	2,942,902
=^JPMorgan Structured Products 0.641% 5/18/15	BRL	2,419,000	3,030,643
Lazard Group
6.85% 6/15/17	USD	1,762,000	1,939,245
7.125% 5/15/15		3,519,000	3,818,330
			11,731,120
Capital Goods – 0.36%
#URS 144A 3.85% 4/1/17		5,140,000	5,128,954
Waste Management 2.60% 9/1/16		3,525,000	3,615,741
			8,744,695
Communications – 3.29%
AT&T 2.40% 8/15/16		3,500,000	3,620,981
Comcast 5.85% 11/15/15		7,835,000	9,041,064

#Cox Communications 144A 5.875% 12/1/16	4,450,000	5,113,353
#Crown Castle Towers 144A 3.214% 8/15/15	2,790,000	2,824,247
#Deutsche Telekom International Finance 144A 2.25% 3/6/17	6,905,000	6,842,220
DIRECTV Holdings
#144A 2.40% 3/15/17	2,190,000	2,173,082
3.50% 3/1/16	3,550,000	3,731,820
7.625% 5/15/16	2,715,000	2,846,460
Discovery Communications 3.70% 6/1/15	6,500,000	6,964,185
Qwest 8.375% 5/1/16	4,810,000	5,771,625
Rogers Communications 7.50% 3/15/15	5,960,000	6,992,606
Telecom Italia Capital
4.95% 9/30/14	10,000	10,325
5.25% 11/15/13	1,700,000	1,751,000
Time Warner Cable
7.50% 4/1/14	2,705,000	3,046,095
8.25% 2/14/14	1,510,000	1,710,336
•Verizon Communications 1.083% 3/28/14	5,115,000	5,160,462
Virgin Media Secured Finance 6.50% 1/15/18	5,500,000	6,001,875
#Vivendi 144A 5.75% 4/4/13	5,535,000	5,742,801
		79,344,537
Consumer Cyclical – 2.73%
Brinker International 5.75% 6/1/14	4,000,000	4,244,180
Ford Motor Credit 4.25% 2/3/17	5,055,000	5,114,871
#FUEL Trust 144A 3.984% 6/15/16	1,800,000	1,827,934
#Hyundai Capital America 144A 4.00% 6/8/17	2,170,000	2,232,168
•Target 0.735% 7/18/14	21,300,000	21,375,722
Time Warner
3.15% 7/15/15	5,500,000	5,829,137
5.875% 11/15/16	3,265,000	3,828,229
Viacom 2.50% 12/15/16	7,420,000	7,603,222
Wal-Mart Stores 1.50% 10/25/15	6,940,000	7,087,697
Western Union 3.65% 8/22/18	1,090,000	1,167,037
Wyndham Worldwide 2.95% 3/1/17	5,570,000	5,527,908
		65,838,105
Consumer Non-Cyclical – 3.78%
Amgen 4.85% 11/18/14	8,165,000	8,937,939
Anheuser-Busch 5.60% 3/1/17	4,490,000	5,265,648
#Aristotle Holding 144A
2.65% 2/15/17	2,435,000	2,465,318
3.50% 11/15/16	2,895,000	3,027,189
CareFusion 5.125% 8/1/14	4,555,000	4,930,473
DENTSPLY International 2.75% 8/15/16	4,785,000	4,814,935
Kraft Foods
•1.457% 7/10/13	4,565,000	4,595,832
2.625% 5/8/13	4,000,000	4,077,916
Medtronic 3.00% 3/15/15	1,790,000	1,897,414
#Pernod-Ricard 144A 2.95% 1/15/17	700,000	707,875
Quest Diagnostics
3.20% 4/1/16	5,630,000	5,906,292
5.45% 11/1/15	5,500,000	6,169,444
#SABMiller Holdings 144A 2.45% 1/15/17	6,800,000	6,893,038
Stryker 2.00% 9/30/16	7,505,000	7,701,241
Teva Pharmaceutical Finance 2.40% 11/10/16	7,970,000	8,170,541
#Woolworths 144A 2.55% 9/22/15	11,825,000	12,129,351
Yale University 2.90% 10/15/14	3,310,000	3,501,348
		91,191,794
Electric – 1.34%
Appalachian Power 3.40% 5/24/15	4,180,000	4,385,639
Commonwealth Edison 1.95% 9/1/16	6,560,000	6,672,202
Duke Energy 3.95% 9/15/14	4,500,000	4,819,775
Duke Energy Carolinas 1.75% 12/15/16	7,045,000	7,141,538
Jersey Central Power & Light 5.625% 5/1/16	4,560,000	5,128,130
Public Service Electric & Gas 2.70% 5/1/15	3,935,000	4,139,384
		32,286,668
Energy – 2.93%
#BG Energy Capital 144A 2.875% 10/15/16	5,375,000	5,566,608
Noble Holding International 3.05% 3/1/16	13,895,000	14,325,871
Petrobras International Finance 3.50% 2/6/17	13,190,000	13,552,316

Petrohawk Energy
7.25% 8/15/18	9,605,000	11,033,744
7.875% 6/1/15	315,000	332,325
#Schlumberger Norge 144A 1.95% 9/14/16	5,525,000	5,596,438
Sempra Energy 2.30% 4/1/17	4,990,000	5,056,711
Shell International Finance 3.10% 6/28/15	1,930,000	2,067,487
Statoil 1.80% 11/23/16	7,595,000	7,716,816
Weatherford Bermuda 5.15% 3/15/13	49,000	50,567
#Woodside Finance 144A 8.125% 3/1/14	4,940,000	5,478,504
		70,777,387
Finance Companies – 0.83%
#CDP Financial 144A 3.00% 11/25/14	6,350,000	6,652,539
General Electric Capital
•0.734% 9/15/14	3,535,000	3,489,982
3.50% 6/29/15	3,480,000	3,702,292
#Hyundai Capital Services 144A 3.50% 9/13/17	1,740,000	1,746,231
International Lease Finance
6.625% 11/15/13	341,000	349,525
8.75% 3/15/17	3,596,000	4,009,540
		19,950,109
Insurance – 1.08%
•Chubb 6.375% 3/29/67	3,030,000	3,143,625
MetLife 6.75% 6/1/16	7,570,000	9,001,964
#Metropolitan Life Global Funding I 144A 3.125% 1/11/16	7,500,000	7,777,890
#•ZFS Finance USA Trust II 144A 6.45% 12/15/65	1,015,000	1,015,000
#•ZFS Finance USA Trust IV 144A 5.875% 5/9/32	5,204,000	5,249,535
		26,188,014
Natural Gas – 0.98%
Energy Transfer Partners 8.50% 4/15/14	229,000	258,899
Enterprise Products Operating
3.20% 2/1/16	3,000,000	3,159,420
9.75% 1/31/14	4,450,000	5,108,796
Plains All American Pipeline 3.95% 9/15/15	4,690,000	5,033,510
Williams Partners 7.25% 2/1/17	8,445,000	10,173,218
		23,733,843
Real Estate – 0.34%
Health Care REIT 3.625% 3/15/16	7,305,000	7,419,981
#•USB Realty 144A 1.719% 12/29/49	1,200,000	910,272
		8,330,253
Technology – 1.57%
Hewlett-Packard
1.55% 5/30/14	6,500,000	6,550,590
3.00% 9/15/16	2,770,000	2,848,305
3.30% 12/9/16	2,735,000	2,848,604
National Semiconductor 6.60% 6/15/17	3,325,000	4,106,478
#Seagate Technology International 144A 10.00% 5/1/14	3,513,000	3,987,255
Tyco Electronics Group 1.60% 2/3/15	1,850,000	1,854,533
Xerox
•1.318% 5/16/14	2,260,000	2,243,936
4.25% 2/15/15	8,500,000	9,034,225
6.35% 5/15/18	3,890,000	4,519,200
		37,993,126
Transportation – 0.71%
Burlington Northern Santa Fe 7.00% 2/1/14	4,235,000	4,705,348
CSX 5.60% 5/1/17	2,131,000	2,457,491
#ERAC USA Finance 144A
2.25% 1/10/14	7,840,000	7,893,751
2.75% 7/1/13	2,095,000	2,121,030
		17,177,620
Total Corporate Bonds (cost $721,531,799)		733,356,141

Municipal Bonds – 1.42%
California State Revenue Anticipation Notes Series A2 2.00% 6/26/12	12,000,000	12,049,920
Railsplitter Tobacco Settlement Authority, Illinois Revenue 5.00% 6/1/15	3,995,000	4,403,289
Regional Transportation Authority, Illinois (Taxable Working Cash Notes) Series C 2.843% 7/1/12	17,600,000	17,705,248
Total Municipal Bonds (cost $33,802,908)		34,158,457

Non-Agency Asset-Backed Securities – 21.77%
•Ally Master Owner Trust
#Series 2010-1 A 144A 1.99% 1/15/15	11,950,000	12,089,696
Series 2010-4 A 1.31% 8/15/17	13,780,000	13,909,992
Series 2011-1 A1 1.11% 1/15/16	17,855,000	18,006,989

•American Express Credit Account Master Trust
Series 2005-7 B 0.51% 3/16/15	1,029,000	1,028,803
Series 2010-1 B 0.84% 11/16/15	1,225,000	1,226,937
Series 2011-1 A 0.410% 4/17/17	8,010,000	8,027,930
Series 2011-1 B 0.94% 4/17/17	2,750,000	2,764,969
Series 2011-2 A 0.36% 6/15/16	5,405,000	5,406,783
•Bank of America Credit Card Trust
Series 2007-A4 A4 0.28% 11/15/19	6,495,000	6,373,371
Series 2007-A6 A6 0.30% 9/15/16	7,915,000	7,909,687
Series 2007-A10 A10 0.31% 12/15/16	4,900,000	4,898,013
Series 2008-B1 B1 1.74% 6/15/15	11,000,000	11,101,094
•#Cabela's Master Credit Card Trust Series 2011-2A A2 144A 0.84% 6/17/19	6,000,000	6,045,482
•#Capital Auto Receivables Asset Trust Series 2008-CPA A1 144A 1.092% 1/15/13	142,538	142,581
Capital One Multi-Asset Execution Trust
•Series 2004-A1 A1 0.45% 12/15/16	5,940,000	5,952,482
•Series 2004-A4 A4 0.46% 3/15/17	4,380,000	4,392,465
•Series 2005-A6 A6 0.517% 7/15/15	10,350,000	10,348,837
•Series 2006-A5 A5 0.30% 1/15/16	16,310,000	16,310,669
•Series 2006-A8 A8 0.27% 4/15/16	2,200,000	2,197,526
•Series 2006-A12A 0.30% 7/15/16	8,510,000	8,505,448
•Series 2007-A1 A1 0.29% 11/15/19	3,675,000	3,639,622
•Series 2007-A2 A2 0.32% 12/16/19	5,000,000	4,958,419
•Series 2007-A4 A4 0.27% 3/16/15	1,915,000	1,914,952
Series 2007-A7 A7 5.75% 7/15/20	2,075,000	2,467,630
•Series 2007-A8 A8 0.774% 10/15/15	1,750,000	1,753,545
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-3 1A6 4.707% 6/25/32	9,268	9,347
•Chase Issuance Trust
Series 2005-A2 A2 0.31% 12/15/14	6,600,000	6,600,220
Series 2008-A6 A6 1.44% 5/15/15	7,813,000	7,919,433
•#Chesapeake Funding 144A
Series 2009-1 A 2.24% 12/15/20	1,610,525	1,613,613
Series 2009-2A A 1.99% 9/15/21	17,973,664	18,012,953
•Citibank Credit Card Issuance Trust
Series 2005-A3 A3 0.31% 4/24/14	718,000	718,000
Series 2008-A6 A6 1.44% 5/22/17	7,250,000	7,487,549
•#Citibank Omni Master Trust 144A
Series 2009-A11A A11 1.79% 8/15/16	4,750,000	4,776,017
Series 2009-A14A A14 2.99% 8/15/18	19,140,000	20,159,411
•#CNH Wholesale Master Note Trust 144A
Series 2009-1A A 1.94% 7/15/15	4,000,000	4,017,024
Series 2011-1A A 1.04% 12/15/15	7,290,000	7,295,286
Conseco Financial Series GT 1997-6 A8 7.07% 1/15/29	931,644	1,006,727
•Discover Card Master Trust
Series 2009-A1 A1 1.54% 12/15/14	13,975,000	14,012,350
Series 2010-A1 A1 0.89% 9/15/15	12,150,000	12,214,168
Series 2010-A2 A2 0.82% 9/15/15	10,000,000	10,142,898
Series 2011-A1 A1 0.59% 8/15/16	3,620,000	3,638,674
Series 2011-A3 A 0.45% 3/15/17	10,940,000	10,967,198
Series 2011-A4 A4 0.59% 5/15/19	7,810,000	7,857,170
•Discover Card Master Trust I Series 2005-4 A2 0.33% 6/16/15	9,060,000	9,064,520
#Enterprise Fleet Financing Series 2011-3 A2 144A 1.62% 5/20/17	7,805,000	7,816,725
•Ford Credit Auto Owner Trust Series 2008-C A4B 1.99% 4/15/13	1,179,734	1,182,308
•Ford Credit Floorplan Master Owner Trust
Series 2009-2 A 1.79% 9/15/14	23,075,000	23,233,780
#Series 2010-3 A2 144A 1.94% 2/15/17	20,185,000	20,916,075
Series 2010-5 A2 0.94% 9/15/15	4,950,000	4,979,301
Series 2011-1 A2 0.84% 2/15/16	9,980,000	10,037,077
Series 2012-1 A 0.71% 1/15/16	11,435,000	11,474,396
•GE Capital Credit Card Master Note Trust
Series 2011-1 A 0.79% 1/15/17	6,430,000	6,480,211
Series 2011-2 A 0.72% 5/15/19	4,575,000	4,595,808
Series 2011-3 A 0.47% 9/15/16	7,510,000	7,510,002
•GE Dealer Floorplan Master Note Trust Series 2012-1 A 0.81% 2/20/17	13,325,000	13,375,382
#Golden Credit Card Trust 144A
•Series 2011-2A A 0.64% 10/15/15	7,155,000	7,157,236
Series 2012-2A A1 1.77% 1/15/19	1,900,000	1,895,918
•#Gracechurch Card Funding Series 2012-1A A1 144A 1.055% 2/15/17	14,615,000	14,627,452
Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/17/14	106,333	106,473
John Deere Owner Trust Series 2009-A A4 3.96% 5/16/16	3,295,810	3,315,310
MBNA Credit Card Master Note Trust Series 2004-B1 B1 4.45% 8/15/16	7,475,000	7,950,738

•#Navistar Financial Dealer Note Master Trust 144A
Series 2009-1 A 1.689% 10/26/15		10,895,000	10,974,586
Series 2011-1 A 1.392% 11/25/16		8,850,000	8,913,001
#Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14		2,840,000	2,840,128
•New Century Home Equity Loan Trust Series 2003-5 AI4 4.76% 11/25/33		1,334	1,315
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.39% 1/15/15		4,665,000	4,704,913
•#Penarth Master Issuer 144A
Series 2011-1A A1 0.89% 5/18/15		10,550,000	10,550,433
Series 2011-2A A1 0.99% 11/18/15		11,000,000	11,008,624
•#PFS Financing 144A
Series 2010-DA A 1.69% 2/15/15		5,925,000	5,943,606
Series 2012-AA A 1.44% 2/15/16		6,705,000	6,704,998
•#Volkswagen Credit Auto Master Trust Series 2011-1A 144A 0.92% 9/20/16		8,525,000	8,525,001
Total Non-Agency Asset-Backed Securities (cost $524,918,467)			525,707,277

Non-Agency Collateralized Mortgage Obligations – 0.07%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		143,979	133,323
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		162,937	167,317
Series 2005-6 7A1 5.50% 7/25/20		119,251	113,885
•Bank of America Mortgage Securities Series 2002-K 2A1 2.755% 10/20/32		4,978	4,935
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		122,100	119,735
•#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		141,889	147,916
Series 1999-3 A 8.00% 8/19/29		378,776	373,973
•JPMorgan Mortgage Trust Series 2006-A2 3A3 5.567% 4/25/36		180,000	156,786
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		173,282	174,287
•Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE 3A1 2.758% 12/25/34		30,897	31,090
Series 2006-AR5 2A1 2.638% 4/25/36		293,401	231,910
Total Non-Agency Collateralized Mortgage Obligations (cost $1,589,723)			1,655,157

ΔRegional Bonds – 3.71%
Australia – 3.71%
New South Wales Treasury 6.00% 5/1/12	AUD	82,670,000	85,750,792
Queensland Treasury 6.25% 6/14/19	AUD	3,430,000	3,904,481
Total Regional Bonds (cost $86,558,800)			89,655,273

«Senior Secured Loan – 0.12%
Delos Aircraft Tranche 2 7.00% 3/17/16	USD	2,862,116	2,875,782
Total Senior Secured Loan (cost $2,911,383)			2,875,782

ΔSovereign Bonds – 4.43%
Brazil – 0.89%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/15	BRL	39,160,000	21,379,474
			21,379,474
Indonesia – 1.50%
Indonesia Retail Bond 7.95% 8/15/13	IDR	315,700,000,000	36,259,995
			36,259,995
Norway – 0.81%
Norwegian Government 6.50% 5/15/13	NOK	106,000,000	19,615,603
			19,615,603
Republic of Korea – 0.43%
Korea Treasury Inflation-Linked Bond 2.75% 3/10/17	KRW	10,833,300,000	10,449,995
			10,449,995
South Africa – 0.80%
Republic of South Africa 7.50% 1/15/14	ZAR	143,000,000	19,181,616
			19,181,616
Total Sovereign Bonds (cost $108,494,717)			106,886,683

U.S. Treasury Obligations – 7.05%
U.S. Treasury Notes
1.00% 3/31/17	USD	143,320,000	143,006,559
∞2.00% 2/15/22		27,755,000	27,225,934
Total U.S. Treasury Obligations (cost $170,832,092)			170,232,493

		Number of
		Shares
Preferred Stock – 0.31%
•PNC Financial Services Group 8.25%		7,260,000	7,476,559
Total Preferred Stock (cost $7,271,507)			7,476,559

		Principal
		Amount°
Short-Term Investments – 13.03%
≠Discount Notes – 4.41%
Federal Home Loan Bank
0.04% 4/27/12	USD	49,408,222	49,407,877
0.65% 4/25/12		57,033,451	57,033,108
			106,440,985
Repurchase Agreements – 6.29%
Bank of America 0.03%, dated 3/30/12, to be
repurchased on 4/2/12, repurchase price $45,275,855
(collateralized by U.S. government obligations 0.125%-4.125%
12/31/13-5/15/15; market value $46,181,256)		45,275,742	45,275,742

BNP Paribas 0.04%, dated 3/30/12, to be
repurchased on 4/2/12, repurchase price $106,659,348
(collateralized by U.S. government obligations 1.375%-7.50%
6/15/12-2/15/37; market value $108,792,172)		106,658,992	106,658,992
			151,934,734
≠U.S. Treasury Obligation – 2.33%
U.S. Treasury Bill 0.008% 4/19/12		56,263,941	56,262,928
			56,262,928
Total Short-Term Investments (cost $314,634,339)			314,638,647

Total Value of Securities – 108.12%
(cost $2,586,767,380)			2,610,632,925
Liabilities Net of Receivables and Other Assets – (8.12%)			(196,121,267	)«z
Net Assets Applicable to 271,881,853 Shares Outstanding – 100.00%			$2,414,511,658

°Principal amount is stated in the currency in which each security is denominated.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
•Variable rate security. The rate shown is the rate as of March 31, 2012. Interest rates reset periodically.
@Illiquid security. At March 31, 2012, the aggregate value of illiquid securities was $10,919,980, which represented 0.45% of the Fund’s net assets. See Note 5 in “Notes.” #Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2012, the aggregate value of Rule 144A securities was $403,498,825, which represented 16.71% of the Fund’s net assets. See Note 5 in "Notes."
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2012, the aggregate value of fair valued securities was $3,030,643, which represented 0.13% of the Fund’s net assets. See Note 1 in "Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2012.
∞Fully or partially pledged as collateral for futures contracts.
≠The rate shown is the effective yield at the time of purchase.
«Includes foreign currency valued at $7,387,264 with a cost of $7,248,048.
zOf this amount, $491,356,262 represents payable for securities purchased as of March 31, 2012.

The following foreign currency exchange contracts, futures contract and swap contracts were outstanding at March 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	EUR	(35,927,038)	USD	47,394,948	5/2/12	$(526,403)
GSC	EUR	(5,402,469)	USD	7,121,804	5/2/12	(84,289)
HSBC	EUR	(12,529,452)	USD	16,535,243	5/2/12	(177,191)
JPMC	EUR	(18,015,000)	USD	23,761,785	5/2/12	(267,559)
MSC	EUR	(18,015,000)	USD	23,763,893	5/2/12	(265,451)
						$(1,320,893)

Futures Contract

				Unrealized
				Appreciation
Contract to Buy (Sell)	Notional Cost	Notional Value	Expiration Date	(Depreciation)
(235) U.S. Treasury 10 yr Notes	$(30,365,741)	$(30,428,828)	6/29/12	$(63,087)

Swap Contracts

CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BCLY	Financials 17.1 5 yr CDS	EUR	35,420,000	5.00%	6/20/17	$870,509
BCLY	Kingdom of Spain 5 yr CDS	USD	23,450,000	1.00%	3/20/17	110,862
	ITRAXX Europe Subordinate
JPMC	Financials 17.1 5 yr CDS	EUR	53,200,000	5.00%	6/20/17	1,295,699
	People’s Republic of China
MSC	5 yr CDS	USD	11,204,000	1.00%	12/20/16	(498,898)
MSC	Republic of France 5 yr CDS		5,592,000	0.25%	12/20/16	(119,093)
						$1,659,079
	Protection Sold / Moody’s Rating:
JPMC	Tyson Foods CDS / Ba	USD	2,770,000	1.00%	3/20/16	$90,102
Total						$1,749,181

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML– Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CDO – Collateralized Debt Obligation
CDS – Credit Default Swap
CLO – Collateralized Loan Obligation
EUR – European Monetary Unit
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC –Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
IDR – Indonesia Rupiah
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC–Morgan Stanley Capital
NOK – Norwegian Kroner
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduits
S.F. – Single Family
TBA – To be announced
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Limited-Term Government Funds – Delaware Limited-Term Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008 – December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 30, 2012.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At March 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At March 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,586,885,162
Aggregate unrealized appreciation	$33,927,606
Aggregate unrealized depreciation	(10,179,843)
Net unrealized appreciation	$23,747,763

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$1,086,151,292	$13,401,145		$1,099,552,437
Corporate Debt	-	784,257,982	3,774,394		788,032,376
Foreign Debt	-	196,541,956	-		196,541,956
Municipal Bonds	-	34,158,457	-		34,158,457
U.S. Treasury Obligations	-	170,232,493	-		170,232,493
Preferred Stock	-	7,476,559	-		7,476,559
Short-Term Investments	-	314,638,647	-		314,638,647
Total	$-	$2,593,457,386	$17,175,539		$2,610,632,925

Foreign Currency Exchange Contracts	$-	$(1,320,893)	$-		$(1,320,893)
Futures Contracts	$(63,087)	$-	$-	$	(63,087)
Swap Contracts	$-	$1,749,181	$-		$1,749,181

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency,
	Asset- &
	Mortgage-
	Backed	Corporate
	Securities	Debt	Total
Balance as of 12/31/11	$18,155,000	$1,942,184	$20,097,184
Purchases	6,243,909	1,822,094	8,066,003
Transfers out of Level 3	(11,000,000)	-	(11,000,000)
Net change in unrealized
appreciation (depreciation)	2,236	10,116	12,352
Balance as of 3/31/12	$13,401,145	$3,774,394	$17,175,539

Net change in unrealized
appreciation (depreciation)
from Level 3 investments
still held as of 3/31/12	$2,236	$10,116	$12,352

During the period ended March 31, 2012, the Fund had transfers out of Level 3 investments into Level 2 investments in the amount of $11,000,000, which was due to the Fund’s pricing vendor being able to supply a matrix price for investments that had been utilizing broker quoted prices. During the period ended March 31, 2012, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts — The Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended March 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At March 31, 2012, the net unrealized appreciation of CDS contracts was $1,749,181. The Fund had posted $6,620,000 as collateral for certain open derivatives. If a credit event had occurred for all open swap transactions where collateral posting was required as of March 31, 2012, the Fund would have received EUR 88,620,000,000 and USD 40,246,000 less the value of the contracts’ related reference obligations. The Fund received securities collateral of $76,000 for certain open derivatives.

As disclosed in the footnotes to the schedule of investments, at March 31, 2012, the notional value of the protection sold was $2,770,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for CDS contracts on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2012, the net unrealized appreciation of the protection sold was $90,102.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

During the period ended March 31, 2012, the Fund had no securities out on loan.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to March 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: